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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 18, 2006

                      Westborough Financial Services, inc.
             (Exact name of registrant as specified in its charter)

        Massachusetts                  000-27997                 04-3504121
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                    100 E. Main Street, Westborough, MA 01581
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-4111

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry Into a Material Definitive Agreement

      On December 18, 2006, the Board of Directors of The Westborough Bank (the "Board"), the wholly-owned subsidiary of Westborough Financial Services, Inc. (the "Registrant"), amended the Supplemental Executive Retirement Agreements with Joseph F. MacDonough, John L Casagrande and one other executive officer in order to comply with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder (collectively, "Section 409A") while providing for lump sum payments under these agreements upon a change of control. Section 409A requires certain IRS restrictions on payment timing to participants under these plans and the circumstances under which elections to receive distributions of deferred compensation may be made. A form of the amendment entered into is filed herewith as Exhibit 10.9.

      Under each agreement, each executive is entitled to an annual retirement benefit equal to 37%, 35% and 20%, respectively, of the executive's final average compensation for life with fifteen years certain (payable either in the annuity form or a lump sum as elected by each executive). Under the agreements, each executive's final average compensation is the average annual compensation for the final three calendar years of the executive's service to Westborough Bank. These agreements provide for full payments at age 65 with a discount applied for retirement prior to age 65. These agreements provide for payments upon the death or disability of the executive that are equal in amount to the payments that would have been payable to the executive upon retirement at age
65. The agreements also provide benefits to be paid following a change of control of The Westborough Bank and the Registrant as if the executive had attained age 65 with a five percent imputed increase in compensation each year until age 65 would have been attained.

Item 9.01  Financial Statements and Exhibits.

(d)   The following exhibit is furnished with this report:

      Exhibit No.      Description
      -----------      -----------

      10.9             Form of Amendment to Supplemental Executive Retirement
                       Agreements
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTBOROUGH FINANCIAL SERVICES, INC.


                                    By:     /s/ John L. Casagrande
                                            -----------------------------------
                                    Name:   John L. Casagrande
                                    Title:  Senior Vice President and Treasurer

Date: December 22, 2006